EXHIBIT 99.1

             CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   I, Hugh Miller, President and Chief Executive Officer of Delta Financial Corporation (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The quarterly report on Form 10-Q of the Company for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS  WHEREOF,  I have executed this  Certification  this 15th day of May,
2003.


                                    /s/HUGH MILLER
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                                    Hugh Miller
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER